UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 10, 2015

ENDURANCE EXPLORATION GROUP, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

333-141817	03-0611187
(Commission File Number)	(IRS Employer Identification No.)

15500 Roosevelt Blvd, Suite 301

Clearwater, FL, 33760

(Address of principal executive offices and zip code)

(727) 289-0010

 (Registrant’s telephone number including area code)

Althardstrasse 10
CH-8105 Regensdorf, Switzerland

(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

CLEARWATER, Fla., February 10, 2014 / GlobeNewswire

ENDURANCE EXPLORATION GROUP, INC. HIRES FREEDOM INVESTORS CORP AS LEAD PLACEMENT AGENT FOR 15,000,000 SHARE OFFERING. PROCEEDS WILL BE USED TO SALVAGE FIRST SHIPWRECK FIND, SS CONNAUGHT.

Endurance Exploration Group, Inc. (OTCQB: EXPL) ("Endurance" or the "Company"), a company that specializes in historic shipwreck research, subsea survey and recovery of lost ships containing valuable cargoes, is pleased to announce that it has retained Freedom Investors Corp as the lead placement agent for its offering of up to 15,000,000 restricted shares of its common stock at $.25 per share.

Company CEO, Micah J. Eldred, commented, “At the advice of our placement agent, we delayed the marketing of the private placement announced last year to give us the opportunity to verify the identity of our first shipwreck target, SS Connaught”

Using funds advanced to the Company by its officers, in late September of 2014, the Company verified the identity of our initially sought after shipwreck, the SS Connaught, after conducting an ROV diving mission on the wreck site which we had located during our 2013 side scan sonar survey mission.

The SS Connaught, a large side-wheeled passenger steamer, lies approximately 100 miles off the coast of New England in approximately 1000 feet of water, and she was carrying a gold coin shipment, along with unknown passenger valuables, when she sank from fire in 1860.

Additionally, the Company has filed, in the US Federal Admiralty Court system, an “arrest” of the shipwreck, and has been appointed as “custodian” of the wreck by the US Admiralty Court.

William H. Watson, III, the Vice President of Corporate Finance for Freedom stated, “Micah Eldred, CEO, and Carl Dilley, the co-founders of the Company, have assembled a tremendous team of experts in the field whom collectively have had roles in over two dozen ocean exploration and/or salvage operations to some of the deepest wreck sites every discovered including the Titanic, the SS Republic, the Mercedes and the aircraft wreckage of Air France.  Once the company made a positive identification of the ship, and then received approval of the US Federal Court that granted the legal rights to salvage the cargo onboard, we felt that the risk return ratio of the financing of the two dives was worth bringing the opportunity to our investors.  Furthermore, if either of the first two salvage operations are successful, the Company has a data base of over 1,400 potential salvage operations that could keep the company busy for a very long time”.

Proceeds of the Offering will be used by Endurance for working capital and to acquire the subsea equipment needed to begin salvage and cargo recovery operations on the SS Connaught this coming summer. In addition to funding operations, a successful offering will allow the Company to add search and survey equipment to its current holdings allowing Endurance to search deeper water with higher quality imaging, and to begin search operations for additional valuable wrecks, including its next stated target, “Black Marlin”

The offering is being made under Regulation S and Regulation D, including the new 506(c) exemption of the Securities Act of 1933. Eligible investors interested in obtaining the Company Offering documents may request them through our website at www.enduranceexplorationgroup.com/investors, or may contact Company Director, Guy Zajonc, via email, guyz@eexpl.com, or our lead placement agent, Bill Watson, via email, wwatson@freedominvestorscorp.com or at (408)206-0349.

This communication shall not constitute an offer to sell or solicitation of an offer to buy, nor shall there be any sales of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Endurance Exploration Group, Inc.:

Endurance Exploration Group, Inc. specializes in historic shipwreck research, subsea search and recovery of lost ships containing valuable cargoes. Over the last 5 years, Endurance has developed a research database of over 1,400 ships that are known to be lost with valuable cargoes in the world oceans. Endurance operates the research vessel Haganes, side-scan sonar, and light inspection and work ROVs.

www.enduranceexplorationgroup.com

www.facebook.com/EnduranceExplorationGroup

Cautionary Information Regarding Forward-Looking Statements.

Forward-looking statements contained in this press release are made under the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. Any such statements are subject to risks and uncertainties that could cause actual results to differ materially from the anticipated. The information contained in this release is as of February 10, 2015. Endurance Exploration Group, Inc. assumes no obligation to update forward-looking statements contained in this release as the result of new information or future events or developments.

The Offering:

Endurance Exploration Group, Inc. ("Endurance"), is offering up to $3,750,000 in shares of its Common Stock at a price of $.25 per share to investors in the United States that can verify to Endurance's satisfaction (and in accordance with applicable regulations) that they are accredited investors as defined in Regulation D under the Securities Act of 1933, and to investors outside of the United States pursuant to Regulation S. The shares being offered have not been and will not be registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state or other jurisdiction. The shares being offered to persons in the United States may not be resold except in certain transactions exempt from the registration requirements of the Securities Act and any applicable state securities laws and regulations. The shares being offered to persons outside of the United States may not be reoffered or resold by such purchasers within the United States or to, or for the account or benefit of, U.S. persons except in certain transactions exempt from the registration requirements of the Securities Act. Each placement agent involved in the offering to purchasers outside of the United States has agreed that it will not offer, sell or deliver the shares (a) as part of its distribution at any time or (b) otherwise until six months after the later of the commencement of the offering and the closing date, within the United States or to, or for the account or benefit of, U.S. persons and it will have sent to each broker-dealer to which it sells shares in reliance on Regulation S during such six-month period, a confirmation or other notice detailing the restrictions on offers and sales of the shares within the United States or to, or for the account or benefit of, U.S. persons. Terms used in this paragraph have the meanings given to them by Regulation S under the Securities Act. Hedging transactions involving these shares may not be conducted unless in compliance with the Securities Act. The defined terms used in this legend have the meanings ascribed to them in Regulation S and the definitions of such terms contained in Regulation S are hereby incorporated herein by reference.

For more information go to www.enduranceexplorationgroup.com/investors.

Contact Information:

Guy M Zajonc, J.D.

VP Business Development

Board of Directors

(509) 448-1328

guyz@eexpl.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endurance Exploration Group, Inc.
Dated: February 10, 2015	By:	/s/ MICAH ELDRED
Name: Micah Eldred Title: President and Chief Executive Officer

4